401(k) Retirement Savings Plan, Deferred Compensation Plan and Change in Control Severance Plan	12 Months Ended
Dec. 31, 2012
Compensation Related Costs [Abstract]
Deferred Compensation Plans
401(k) Retirement Savings Plan, Deferred Compensation Plan and Change in Control Severance Plan.

Under the Company’s 401(k) Retirement Savings Plan, which covers eligible employees of On Assignment and its wholly-owned subsidiaries, Assignment Ready Inc., On Assignment Staffing Services, Inc., VISTA, and Oxford, eligible employees may elect to have a portion of their salary deferred and contributed to the plans. The amount of salary deferred, up to certain limits set by the IRS, is not subject to federal and state income tax at the time of deferral, but together with any earnings on deferred amounts, is subject to taxation upon distribution. The plan covers all eligible employees and permits matching or other discretionary contributions at the Company’s discretion. Eligible employees may enroll once they complete three months of service prior to the next quarterly offering. Apex sponsors a 401(k) plan for the benefit of all eligible Apex employees. Employees are eligible to participate after 12 months of service, 1000 hours of work, and attaining the age of 18. Under the terms of the plan, employees are entitled to contribute a portion of their total compensation, within limitations established by the Internal Revenue Code. The Company pledged to make contributions to the 401(k) plans of $3.7 million in 2012 and made contributions of $1.1 million and $0.4 million in 2011 and 2010, respectively.

Effective January 1, 1998, the Company implemented the On Assignment, Inc. Deferred Compensation Plan. On September 4, 2008, effective as of January 1, 2008, the Company amended the On Assignment Deferred Compensation Plan and adopted a new plan, called the On Assignment Deferred Compensation Plan – Effective January 1, 2008, applicable to deferrals made on or after January 1, 2005 (referred to herein as the 2008 Deferred Compensation Plan). On April 20, 2011, the Company’s Board of Directors authorized and directed the termination of the 1998 Deferred Compensation Plan and the 2008 Deferred Compensation Plan (collectively referred to as the Plans), effective May 2, 2011.

The deferred compensation liability under the deferred compensation plans was approximately $1.9 million at December 31, 2011. Life insurance policies were maintained as a funding source to the plans, under which the Company is the sole owner and beneficiary of such insurance. At December 31, 2011, the cash surrender value of these life insurance policies was $2.1 million, reflected in other current assets in the accompanying Consolidated Balance Sheets. As a result of the termination, the Company received $1.5 million related to the cash surrender value of the life insurance proceeds, which were maintained as a funding source to the deferred compensation plans, and in June 2012, distributed $1.2 million to plan participants according to the terms of the Plans.

As a result of the merger with Apex, the Company assumed a long-term incentive program, which began in 2010, that provides for a total award of up to $10.0 million to eligible employees, based on the attainment by Apex of stipulated revenues and EBITDA goals during a three year performance period. The Company determined that it was probable that the revenue and EBITDA goals for Apex would be reached in 2012 and the Company accrued approximately $7.9 million at May 15, 2012 (the effective date of the acquisition), and $10.0 million at December 31, 2012, which are included in deferred compensation in the Consolidated Balance Sheet.

The Company adopted the On Assignment, Inc. Change in Control Severance Plan (the CIC Plan) to provide severance benefits for officers and certain other employees who are terminated following an acquisition of the Company. This CIC Plan was adopted as of February 12, 2004 and amended and restated on December 11, 2008. Under the CIC Plan, eligible employees with titles of vice president or higher who are involuntarily terminated within eighteen months after a change in control, as defined in the CIC Plan will be entitled to (i) a payment equal to the employee's annual salary plus the employee's target bonus, payable in a lump sum, and (ii) a lump sum payment representing the cost of continuation of health and welfare benefits, under the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA). Severance pay under the CIC Plan varies depending on the eligible employee's length of service and position with the Company.

The Company entered into an Amended and Restated Executive Change of Control Agreement with the Chief Executive Officer on December 11, 2008, primarily for the purpose of causing his previous agreement to meet the requirements of Code Section 409A. This agreement supersedes the CIC Plan and provides, in the event of an involuntary termination occurring within six months and ten days following a change of control of the Company, that the Chief Executive Officer is entitled to the benefits including salary and bonus payments, continuation of health and welfare benefits and car allowance, cash payments equal to insurance premiums and retirement and deferred compensation contributions, and payment for outplacement services. Additionally, under the arrangements, immediately prior to a change of control, all outstanding Company stock options, restricted stock and stock units held by the Chief Executive Officer will become fully vested (and, in the case of options, remain exercisable for an extended period), subject to any express limitations contained in the Chief Executive Officer's employment agreement. In addition, the agreement entitles the Chief Executive Officer to tax gross-up payments in the event that any payments are subject to “golden parachute” excise taxes under IRS Code Section 280G.

The Company entered into an Executive Change of Control Agreement with the Chief Financial Officer on September 1, 2012. This agreement supersedes the CIC Plan and provides, in the event of an involuntary termination occurring within six months and ten days following a change of control of the Company, for benefits including salary and bonus payments, car allowance, healthcare coverage, cash payment equal to premiums for life insurance and disability insurance, and payment for outplacement services. Immediately prior to a change of control, all outstanding Company stock options, restricted stock and stock units held by the officer will become fully vested (and, in the case of options, remain exercisable for an extended period). The agreement provides that the Chief Financial Officer with a best pay cap reduction for any excess parachute payments under Code Section 280G unless he would receive a greater after-tax benefit without the reduction and after paying the related excise tax.